                     OPPENHEIMER DEVELOPING MARKETS FUND
                     Supplement dated March 4, 2003 to the
           Statement of Additional Information dated October 23, 2002

      The Statement of Additional Information is changed as follows:

1.    The supplement dated January 2, 2003 is replaced with this supplement.

2.    The captioned "Other  Investment  Techniques and Strategies" is amended as follows:

a.    The first  sentence  under the caption  "Futures" on page 13 is revised to read as follows:

          "Futures.  The  Fund  can buy and sell  futures  contracts  that relate to (1)  broadly-based  stock indices  (these are referred to as "stock index  futures"),  (2) an individual stock ("single stock  futures"),  (3) other  broadly based  securities  indices
          (these  are  referred  to  as  "financial  futures"),  (4)  debt securities  (these are referred to as "interest rate  futures"),
          (5)  foreign  currencies  (these  are  referred  to as  "forward contracts")  and  (6)  commodities  (these  are  referred  to as
          "commodity futures")."

b.    The  following  is  added  to the end of the  third  paragraph  under  the
       "Futures" caption:

          "Similarly,  a single  stock  future  obligates  the  seller  to deliver (and the  purchaser to take) cash or a specified  equity security to settle the futures  transaction.  Either party could also  enter  into  an  offsetting  contract  to  close  out  the position.  Single stock futures  trade on a very limited  number of exchanges,  with  contracts  typically not fungible among the exchanges."

c.    The third  paragraph  under the caption  "Buying  and  Selling  Options on
      Foreign Currencies" on page 16 is revised to read as follows:

          "A call the Fund writes on a foreign  currency is  "covered"  if the Fund owns the  underlying  foreign  currency  covered by the call or has an  absolute  and  immediate  right to acquire  that foreign currency without  additional cash  consideration  (or it can do so for additional  cash  consideration  identified on its books) upon  conversion  or exchange of other  foreign  currency held in its portfolio."

d.    The last sentence of the fourth  paragraph  under the caption  "Buying and
      Selling Options on Foreign Currencies" is revised to read as follows:

          "In  those   circumstances,   the  Fund  covers  the  option  by
          identifying  on its books cash,  U.S.  government  securities or other  liquid  securities  in an  amount  equal to the  exercise price of the option."

e.    The first  sentence  of the sixth  paragraph  under the  caption  "Forward
      Contracts" on page 18 is revised to read as follows:

          "The Fund  will  cover its  short  positions  in these  cases by identifying  on its books liquid  assets having a value equal to the  aggregate  amount of the Fund's  commitment  under  forward contracts."

3.    The section  captioned  "Board of Trustees and  Oversight  Committees"  on
    page 26 is amended as follows:

    a. The  second  sentence  of the  second  paragraph  under  that  caption is revised to read:

          "The  members of the Audit  Committee  are  Kenneth  A.  Randall
          (Chairman) and Edward Reagan."

   b. The first  sentence of the third  paragraph  under that caption is revised to read:

          "The  members  of  the  Study   Committee  are  Robert  G.  Galli
          (Chairman), Elizabeth Moynihan and Joel Motley."

4.    Effective  December 31, 2002,  Mr. Leon Levy  resigned as a Trustee of the
    Fund  and  Mr.  Clayton  Yeutter  was  elected  as  Chairman  of the  Board,
    effective   January  1,  2003.   Therefore,   the  Statement  of  Additional
    Information  is revised by deleting  the  biography  for Mr. Levy on page 29 and by adding the  following to Mr.  Yeutter's  biography:  "Chairman of the
    Board of Trustees."

5.    In the  Trustee  compensation  table on page 34,  the title of  "Chairman"
    after Mr.  Levy's name is deleted and the title of "Chairman" is added after
    Mr. Yeutter's name. In addition,  the following  footnote is added following
    Mr. Levy's name and following Mr. Yeutter's name:

          7.Effective  January 1, 2003,  Clayton Yeutter became Chairman of the Board of  Trustees  of the Board I Funds upon the  retirement of Leon Levy.

March 4, 2003                                               PX785.006